UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 23, 2018

BARINGTON/HILCO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36832	47-1455824
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

10990 Wilshire Blvd., Penthouse Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 734-1310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2018, Barington/Hilco Acquisition Corp. (“BHAC” or the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that it was no long in compliance with the Nasdaq Listing Rules (the “Rules’).

In the Notice Nasdaq advised BHAC that, pursuant to Rule IM-5101-2, a special purpose acquisition company (“SPAC”) must complete one or more business combinations within 36 months of the effectiveness of the SPAC’s initial public offering. Since the Company’s registration statement became effective on February 5, 2015, it was required to complete its initial business combination by no later than February 5, 2018. Such rule also provides that if the Company does not comply with the above requirement, Nasdaq will issue a Staff Delisting Determination under Rule 5810 to delist the Company’s securities.

Accordingly, Nasdaq has advised BHAC that its securities will be delisted from The Nasdaq Stock Market and, unless the Company requests an appeal of such determination, its securities will be suspended from trading at the opening of business on September 4, 2018 and a Form 25-NSE will be filed with the Securities and Exchange Commission removing the Company’s securities from listing and registration on the Nasdaq Stock Market.

In addition, Nasdaq advised the Company that it also does not comply with Nasdaq’s filing requirements for continued listing set forth in Listing Rule 5250(c)(1) because it has not filed its Form 10-Q for the period ended June 30, 2018, which violation serves as an additional basis for delisting.

The Company intends to file its June 30, 2018 Form 10-Q with SEC by no later than September 12, 2018, and is currently in negotiations with a third party to consummate a business combination. Accordingly, on August 30, 2018, the Company appealed the Staff’s delisting determination by requesting a hearing with a Nasdaq Hearings Panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

There can be no assurance that the Company will be able to enter into a definitive agreement to consummate a business combination or that the Nasdaq Hearings Panel will not affirm the Staff’s delisting determination.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press release dated August 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2018	BARINGTON/HILCO ACQUISITION CORP.

	By:	/s/ Israel Maxx Abramowitz
Name: Israel Maxx Abramowitz
Title: Chief Executive Officer